Supplement to the

Fidelity® Cash Reserves (FDRXX) and Fidelity® U.S. Government Reserves (FGRXX)

Funds of Fidelity Phillips Street Trust

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2014

The following information replaces similar information found in the "Trustees and Officers" section on page 24.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2013.

Interested Trustees

DOLLAR RANGE OF FUND SHARES	Abigail P. Johnson	James C. Curvey
Fidelity Cash Reserves	over $100,000	over $100,000
Fidelity U.S. Government Reserves	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Trustees

DOLLAR RANGE OF FUND SHARES	Elizabeth S. Acton	Albert R. Gamper, Jr.	Robert F. Gartland	Arthur E. Johnson
Fidelity Cash Reserves	none	none	$1 - $10,000	none
Fidelity U.S. Government Reserves	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Kenneth L. Wolfe
Fidelity Cash Reserves	none	$50,001 - $100,000	$10,001 - $50,000	none
Fidelity U.S. Government Reserves	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
CAS-FUSB-14-01  December 16, 2014
1.475755.126